Exhibit 99.1

PROLOGIS, L.P.

LETTER OF TRANSMITTAL AND CONSENT

Offers to Exchange
All Outstanding Notes of the Series of Notes
Issued by Liberty Property Limited Partnership (“Liberty OP”) as Specified Below
For
The Corresponding Series of Notes
Issued by Prologis, L.P. (“Prologis OP”),
And Solicitation of Consents to Amend the Liberty Indenture

Early Expiration Date: 5:00 p.m., New York City Time, January 23, 2020 unless extended
Final Expiration Date: 11:59 p.m., New York City Time, February 6, 2020 unless extended

Aggregate Principal Amount	Series of Notes Issued by Liberty OP to be Exchanged (Collectively, the “Liberty Notes”)	CUSIP No. of the Liberty Notes	Series of Notes to be Issued by Prologis OP (Collectively, the “Prologis Notes”)
$400,000,000	3.250% Senior Notes due October 1, 2026	53117C AS1	3.250% Senior Notes due October 1, 2026
$350,000,000	4.375% Senior Notes due February 1, 2029	53117C AT9	4.375% Senior Notes due February 1, 2029

THE EXCHANGE OFFERS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON FEBRUARY 6, 2020, UNLESS EXTENDED (THE “FINAL EXPIRATION DATE”). LIBERTY NOTES TENDERED IN THE EXCHANGE OFFERS MAY BE VALIDLY WITHDRAWN AT ANY TIME PRIOR TO THE FINAL EXPIRATION DATE. A HOLDER VALIDLY TENDERING LIBERTY NOTES FOR EXCHANGE WILL, BY TENDERING THOSE NOTES, ALSO BE DEEMED TO HAVE VALIDLY DELIVERED ITS CONSENT TO THE APPLICABLE PROPOSED AMENDMENTS TO THE LIBERTY INDENTURE.  A HOLDER MAY ONLY REVOKE A CONSENT BY VALIDLY WITHDRAWING THE RELATED LIBERTY NOTES PRIOR TO THE EARLY EXPIRATION DATE (AS DEFINED BELOW).  IF A HOLDER VALIDLY TENDERS LIBERTY NOTES PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 23, 2020,  UNLESS EXTENDED (THE “EARLY EXPIRATION DATE”), SUCH HOLDER MAY VALIDLY WITHDRAW SUCH TENDER AND THE RELATED CONSENT PRIOR TO THE EARLY EXPIRATION DATE.   IF A HOLDER VALIDLY TENDERS LIBERTY NOTES PRIOR TO THE EARLY EXPIRATION DATE, SUCH HOLDER MAY VALIDLY WITHDRAW SUCH TENDER AFTER THE EARLY EXPIRATION DATE AND BEFORE THE FINAL EXPIRATION DATE, BUT SUCH HOLDER MAY NOT WITHDRAW THE RELATED CONSENT.  IF A HOLDER TENDERS LIBERTY NOTES AFTER THE EARLY EXPIRATION DATE AND BEFORE THE FINAL  EXPIRATION DATE, SUCH HOLDER MAY WITHDRAW SUCH TENDER AND THE RELATED CONSENT AT ANY TIME PRIOR TO THE FINAL EXPIRATION DATE.

Deliver to the Exchange Agent:

D.F. KING & CO., INC.

By Facsimile (Eligible Institutions Only):	By Mail or Hand:
212-709-3328	48 Wall Street
Attention: Andrew Beck	New York, New York 10005
For Information or	Attention: Andrew Beck
Confirmation by Telephone:
212-269-5552

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

The undersigned hereby acknowledges receipt of the preliminary prospectus dated January 3, 2020 (the “Prospectus”) of Prologis OP, as issuer, and this Letter of Transmittal and Consent (this “Letter of Transmittal”), which together describe (a) the offers of Prologis OP (each, an “exchange offer” and collectively, the “exchange offers”) to exchange each properly tendered and accepted Liberty Note of a series listed on the cover page of this Letter of Transmittal and Consent issued by Liberty OP, for a new Prologis Note of a corresponding series to be issued by Prologis OP in a principal amount equal to the exchange price for such tendered Liberty Note and (b) the solicitation of consents by Prologis OP (each, a “consent solicitation” and collectively, the “consent solicitations”), on behalf of the combined company (as defined below), to amend the Senior Indenture, dated as of September 22, 2010, between Liberty OP and U.S. Bank National Association, as trustee (the “Trustee”), as amended and supplemented (the “Liberty Indenture”), in the case of each of (a) and (b) above, upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal.  All capitalized terms used in this Letter of Transmittal and not defined herein shall have the meanings ascribed to them in the Prospectus.

The board of directors of Prologis, Inc. (“Prologis”) and the board of trustees of Liberty Property Trust (“Liberty”) have each approved an agreement to combine Prologis and Liberty through a merger.  Prologis will be the surviving entity in the merger.

In exchange for each $1,000 principal amount of Liberty Notes that is validly tendered (and not validly withdrawn) and accepted by Prologis OP prior to the Early Expiration Date, holders will receive total consideration consisting of (i) the exchange consideration of $970 principal amount of Prologis Notes plus $1 in cash and (ii) an “Early Participation Premium” of $30 principal amount of Prologis Notes.

In exchange for each $1,000 principal amount of Liberty Notes that is validly tendered (and not validly withdrawn) and accepted by Prologis OP after the Early Expiration Date but prior to the Final Expiration Date, holders will receive only the exchange consideration consisting of $970 principal amount of Prologis Notes plus $1 in cash.

Prologis Notes will be issued in minimum denominations of $1,000 and whole multiples of $1,000 in excess thereof.  If, under the terms of the exchange offers, any tendering holder would be entitled to receive a Prologis Note in a principal amount that is not a whole multiple of $1,000, the principal amount of such Prologis Note will be rounded down to the nearest whole multiple of $1,000, and Prologis OP will pay cash in an amount equal to the difference between the principal amount of the Prologis Notes due upon exchange and the principal amount of the Prologis Note actually issued in exchange therefor (plus accrued and unpaid interest on such portion, as of the date of exchange).

This Letter of Transmittal is to be used to accept one or more of the exchange offers if the applicable Liberty Notes are (i) to be tendered by effecting a book-entry transfer into the exchange agent’s account at The Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”) or (ii) held in certificated form and thus are to be physically delivered to the exchange agent. Unless you intend to tender Liberty Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, any signature guarantees and any other required documents to indicate the action you desire to take with respect to the exchange offers.

Holders of Liberty Notes tendering Liberty Notes by book-entry transfer to the exchange agent’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the applicable exchange offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an “agent’s message” (as described in the Prospectus) to the exchange agent for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the exchange offers as to execution and delivery of a letter of transmittal by the DTC participant identified in the agent’s message.

Holders of Liberty Notes held in certificated form tendering any of those Liberty Notes must complete, execute and deliver this Letter of Transmittal, any signature guarantees and other required documents, as well as the certificate representing those Liberty Notes that the holder wishes to tender in the applicable exchange offer. Delivery is not complete until the required items are actually received by the exchange agent.

Holders who tender and do not validly withdraw Liberty Notes pursuant to the exchange offers and consent solicitations will thereby consent to certain proposed amendments to the Liberty Indenture, as described in the Prospectus. The completion, execution and delivery of this Letter of Transmittal (or the delivery by DTC of an agent’s message in lieu thereof) constitutes the delivery of a consent with respect to the Liberty Notes tendered.

Subject to the terms and conditions of the exchange offers and the consent solicitations and applicable law, Prologis OP will deposit with the exchange agent (in each case, as more fully described in the Prospectus):

•                  Prologis Notes (in book-entry form); and

•                  cash representing the cash due upon exchange.

Assuming the conditions to the exchange offers are satisfied or waived, Prologis OP will issue new Prologis Notes in book-entry form through DTC (as defined below) and pay the cash due upon exchange, on or about the second business day following the Final Expiration Date (the “Settlement Date”) in exchange for Liberty Notes that are validly tendered (and not validly withdrawn) before the Final Expiration Date and that are accepted for exchange.

The exchange agent will act as agent for the tendering holders for the purpose of receiving consents and Liberty Notes from, and transmitting Prologis Notes and any cash due upon exchange from Prologis OP to such holders. DTC will receive the Prologis Notes from Prologis OP and deliver Prologis Notes (in book-entry form) to or at the direction of those holders. DTC will make each of these deliveries on the same day it receives Prologis Notes with respect to Liberty Notes accepted for exchange, or as soon thereafter as practicable.

The term “holder” with respect to the exchange offers and the consent solicitations means any person in whose name Liberty Notes are registered on the books of Liberty OP or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers and the consent solicitations. Holders who wish to tender their Liberty Notes using this Letter of Transmittal must complete it in its entirety.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR EXCHANGE AGENT.

To effect a valid tender of Liberty Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled “Description of Liberty Notes Tendered and in Respect of which a Consent is Given” below and sign this Letter of Transmittal where indicated.

The Prologis Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below, and the payment of any cash due upon exchange will be made by check to the undersigned (unless specified otherwise in the “Special Issuance and Payment Instructions” or “Special Delivery Instructions” below) in New York Clearing House funds. Failure to provide the information necessary to effect delivery of Prologis Notes will render a tender defective and Prologis OP will have the right, which it may waive, to reject such tender.

List below the Liberty Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF LIBERTY NOTES TENDERED AND IN RESPECT OF WHICH A CONSENT IS GIVEN

TENDERED LIBERTY NOTE(S)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON LIBERTY NOTES. (INCLUDING CERTIFICATE NUMBER*)	TITLE OF SERIES	TOTAL PRINCIPAL AMOUNT HELD	PRINCIPAL AMOUNT TENDERED**

*                 The certificate number need not be provided by book-entry holders.

**          Unless otherwise indicated, any tendering holder of Liberty Notes will be deemed to have tendered the entire aggregate principal amount represented by such Liberty Notes. The Prologis Notes will be issued only in denominations of $1,000 and whole multiples of $1,000; if Prologis OP would otherwise be required to issue a Prologis Note in a denomination other than $1,000 or a whole multiple of $1,000, Prologis OP will, in lieu of such issuance, issue a Prologis Note in a principal amount rounded down to the nearest whole multiple of $1,000 and pay cash equal to the remaining portion of the exchange price of the Liberty Note tendered in exchange therefor, plus accrued and unpaid interest on such portion, as of the date of exchange.

☐            CHECK HERE IF TENDERED LIBERTY NOTES ARE ENCLOSED HEREWITH.

☐            CHECK HERE IF TENDERED LIBERTY NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting the Liberty Notes to the exchange agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the exchange offers, including, if applicable, transmitting to the exchange agent an agent’s message in which the holder of the Liberty Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Liberty Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the exchange agent.

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby (a) tenders to Prologis OP, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (collectively, the “Terms and Conditions”), receipt of which is hereby acknowledged, the principal amount or amounts of each series of Liberty Notes indicated in the table above entitled “Description of Liberty Notes Tendered and in Respect of Which a Consent is Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the series of Liberty Notes indicated in such table) and (b) provides to Prologis OP, on behalf of the combined company, the undersigned’s consent with respect to such principal amount or amounts of each such series of Liberty Notes, to the applicable proposed amendments to the Liberty Indenture described in the Prospectus and to the execution of a ninth supplemental indenture (the “Ninth Supplemental Indenture”) effecting such amendments.  The undersigned understands that holders may not withhold their consent to the applicable proposed amendments if they tender their Liberty Notes in the exchange offers.

The undersigned understands that the tender and consent made hereby will remain in full force and effect unless and until such tender and consent are withdrawn and revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that the consent may not be revoked after 5:00 p.m., New York City time, on January 23, 2020 unless extended (the “Early Expiration Date”) and tendered Liberty Notes may not be withdrawn after 11:59 p.m., New York City time, on February 6, 2020 unless extended (the “Final Expiration Date”).

The undersigned understands that if a holder validly tenders Liberty Notes prior to the Early Expiration Date, such holder may validly withdraw such tender and the related consent prior to the Early Expiration Date, but such holder will not receive the Early Participation Premium unless such holder validly re-tenders prior to the Early Expiration Date.  The undersigned further understands that if a holder validly tenders Liberty Notes prior to the Early Expiration Date, such holder may validly withdraw such tender after the Early Expiration Date and before the Final Expiration Date, but such holder may not withdraw the related consent and such holder will not receive the Early Participation Premium.  If a holder tenders Liberty Notes after the Early Expiration Date and before the Final Expiration Date such holder will not receive the Early Participation Premium and such holder may withdraw such tender and the related consent at any time prior to the Final Expiration Date.

If the undersigned is not the registered holder of the Liberty Notes indicated in the table above entitled “Description of Liberty Notes Tendered and in Respect of Which a Consent is Given” or such holder’s legal representative or attorney-in-fact (or, in the case of Liberty Notes held through DTC, the DTC participant for whose account such Liberty Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a consent in respect of such Liberty Notes on behalf of the holder thereof, and such proxy is being delivered with this Letter of Transmittal.

The undersigned understands that Prologis OP’s obligations to consummate the exchange offers and consent solicitations for any series of Liberty Notes are conditioned on, among other things, (i) the receipt (and no valid revocation) of consents to the proposed amendments to the Liberty Indenture of a majority in principal amount of the applicable series of Liberty Notes for each proposed amendment and (ii) consummation of the merger of Prologis and Liberty, although Prologis OP, on behalf of the combined company, will be free to waive these or other conditions with respect to any or all of the exchange offers and consent solicitations.

The undersigned understands that, upon the terms and subject to the conditions of the exchange offers, Liberty Notes of any series properly tendered and accepted and not validly withdrawn will be exchanged for Prologis Notes of the corresponding series. The undersigned understands that, under certain circumstances, Prologis OP may not be required to accept any of the Liberty Notes tendered (including any such Liberty Notes tendered after the Final Expiration Date). If any Liberty Notes are not accepted for exchange for any reason or if Liberty Notes are withdrawn, such unexchanged or withdrawn Liberty Notes will be returned without expense to the undersigned’s account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the Final Expiration Date or termination of the applicable exchange offer.

Subject to and effective upon the acceptance for exchange and issuance of Prologis Notes and the payment of the cash due upon exchange, for Liberty Notes tendered upon the terms and subject to the conditions of the exchange offers, the undersigned hereby:

(1)                                 irrevocably sells, assigns and transfers to or upon the order of Prologis OP or its respective subsidiaries all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of such Liberty Notes tendered thereby;

(2)                                 waives any and all rights with respect to such Liberty Notes (including any existing or past defaults and their consequences in respect of such Liberty Notes);

(3)                                 releases and discharges Prologis, Prologis OP, Liberty, Liberty OP and their respective subsidiaries and the Trustee from any and all claims the undersigned may have, now or in the future, arising out of or related to such Liberty Notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Liberty Notes (other than as expressly provided in the Prospectus and in this Letter of Transmittal) or to participate in any redemption or defeasance of such Liberty Notes, but none of the holders of Liberty Notes tendering on or at any time after January 3, 2020 will be deemed to have provided any release or discharge under the U.S. federal securities laws; and

(4)                                 consents to the proposed amendments described in the Prospectus under “The Proposed Amendments,” as applicable.

The undersigned understands that tenders of Liberty Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal, if and when accepted by Prologis OP, will constitute a binding agreement between the undersigned and Prologis OP upon the Terms and Conditions.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Liberty Notes tendered hereby (with full knowledge that the exchange agent also acts as the agent of Prologis OP) with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

(1)                                 transfer ownership of such Liberty Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of Prologis OP;

(2)                                 present such Liberty Notes for transfer of ownership on the books of Prologis OP;

(3)                                 deliver to Prologis OP and the Trustee this Letter of Transmittal as evidence of the undersigned’s consent to the proposed amendments; and

(4)                                 receive all benefits and otherwise exercise all rights of beneficial ownership of such Liberty Notes, all in accordance with the terms of the exchange offers, as described in the Prospectus.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents and warrants as follows:

(1)                                 The undersigned (i) has full power and authority to tender the Liberty Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such Liberty Notes and (ii) either has full power and authority to consent to the proposed amendments to the Liberty Indenture or is delivering a duly executed consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority.

(2)                                 The Liberty Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such Liberty Notes by Prologis OP, Prologis OP will acquire good, indefeasible and unencumbered title to such Liberty Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by Prologis OP.

(3)                                 The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Prologis OP to be necessary or desirable to complete the sale, assignment and transfer of the Liberty Notes tendered hereby, to perfect the undersigned’s consent to the proposed amendments or to complete the execution of the Ninth Supplemental Indenture.

(4)                                 The undersigned acknowledges that none of Prologis, Prologis OP, Liberty, Liberty OP, the information agent, the exchange agent, the dealer managers or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to Prologis, Prologis OP, Liberty, Liberty OP or the offer or sale of any Prologis Notes, other than the information included in the Prospectus (as supplemented to the Final Expiration Date).

(5)                                 The undersigned has received and reviewed the Prospectus.

(6)                                 The terms and conditions of the exchange offers and consent solicitations shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.

The undersigned understands that if a holder validly tenders Liberty Notes prior to the Early Expiration Date, such holder may validly withdraw such tender and the related consent prior to the Early Expiration Date, but such holder will not receive the Early Participation Premium unless such holder validly re-tenders prior to the Early Expiration Date.  The undersigned further understands that if a holder validly tenders Liberty Notes prior to the Early Expiration Date, such holder may validly withdraw such tender after the Early Expiration Date and before the Final Expiration Date, but such holder may not withdraw the related consent and such holder will not receive the Early Participation Premium.  If a holder tenders Liberty Notes after the Early Expiration Date and before the Final Expiration Date such holder will not receive the Early Participation Premium and such holder may withdraw such tender and the related consent at any time prior to the Final Expiration Date.  A notice of withdrawal with respect to tendered Liberty Notes will be effective only if delivered to the exchange agent in accordance with the specific procedures set forth in the Prospectus.

If either of the exchange offers is amended in a manner determined by Prologis OP to constitute a material change, Prologis OP will promptly disclose such amendment by means of a supplement to the Prospectus that will be distributed to the holders of the applicable series of Liberty Notes, and Prologis OP will extend the relevant exchange offer to a date at least ten business days after disclosing the amendment, depending upon the significance of the amendment and the manner of disclosure to the holders, if such exchange offer would otherwise have expired during such ten business-day period.

Unless otherwise indicated under “Special Issuance and Payment Instructions,” the undersigned hereby requests that the exchange agent issue the check(s) for the cash due upon exchange in respect of any Liberty Notes accepted for exchange in the name of the undersigned or the undersigned’s custodian as specified in the table entitled “Description of Liberty Notes Tendered and in Respect of Which a Consent is Given,” and credit the DTC account specified therein for any book-entry transfers of Liberty Notes not accepted for exchange. If the “Special Issuance and Payment Instructions” are completed, the undersigned hereby requests that the exchange agent issue the check(s) for the cash due upon exchange in respect of any Liberty Notes accepted for exchange, and credit the DTC account specified for any book-entry transfers of Liberty Notes not accepted for exchange, in the name of the person or account indicated under “Special Issuance and Payment Instructions.”

Unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the exchange agent mail the check(s) for the cash due upon exchange in respect of any Liberty Notes accepted for exchange to the undersigned at the address shown below the undersigned’s signature(s). If the “Special Delivery Instructions” are completed, the undersigned hereby requests that the exchange agent issue the check(s) for the cash consideration due upon exchange in respect of any Liberty Notes accepted for exchange in the name of the person at the address indicated under “Special Delivery Instructions.”

If both the “Special Issuance and Payment Instructions” and “Special Delivery Instructions” provisions are completed, the undersigned hereby requests that the exchange agent mail the check(s) for the cash due upon exchange in respect of any Liberty Notes accepted for exchange, and credit the DTC account for any book-entry transfers of Liberty Notes not accepted for exchange, in the name(s) or account(s) of the person(s) and at the address indicated under “Special Issuance and Payment Instructions” and “Special Delivery Instructions.”

The undersigned recognizes that Prologis OP has no obligations under the “Special Issuance and Payment Instructions” or the “Special Delivery Instructions” provisions of this Letter of Transmittal to effect the transfer of any Liberty Notes from the holder(s) thereof if Prologis OP does not accept for exchange any of the principal amount of the Liberty Notes tendered pursuant to this Letter of Transmittal.

The acknowledgments, representations, warranties and agreements of a holder tendering Liberty Notes will be deemed to be repeated and reconfirmed on and as of each of the Final Expiration Date and exchange date.

SPECIAL ISSUANCE AND PAYMENT	SPECIAL DELIVERY INSTRUCTIONS
INSTRUCTIONS	(SEE INSTRUCTIONS 2, 4 AND 5)
(SEE INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY (i) if certificates for Liberty Notes not accepted for exchange and/or payment of any cash amounts are to be issued in the name of someone other than the undersigned, or (ii) if Liberty Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

To be completed ONLY if certificates for Liberty Notes not accepted for exchange and/or payment of any cash amounts are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown in “Description of Liberty Notes Tendered and in Respect of Which a Consent is Given.”

Mail or deliver Liberty Notes and/or cash amounts to:
Issue Liberty Notes and/or cash amounts to:
Name:
(PLEASE PRINT OR TYPE)
Name:
(PLEASE PRINT OR TYPE)
Address:
Address:

(INCLUDE ZIP CODE)
(INCLUDE ZIP CODE)

(TAX IDENTIFICATION NUMBER)
(TAX IDENTIFICATION NUMBER)
(Please also complete Substitute Form W-9 or IRS Form W-8, as applicable)

☐ Credit unexchanged Liberty Notes delivered by book-entry transfer to DTC account number set forth below: DTC account number:

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT LIBERTY NOTES ARE BEING PHYSICALLY TENDERED HEREBY
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 OR FORM W-8, AS APPLICABLE)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, and consents to the applicable proposed amendments to the Liberty Indenture (and to the execution of the Ninth Supplemental Indenture effecting such amendments) with respect to, the principal amount of each series of Liberty Notes indicated in the table above entitled “Description of Liberty Notes Tendered and in Respect of Which a Consent is Given.”

SIGNATURE(S) REQUIRED	SIGNATURE(S) GUARANTEED (IF REQUIRED)
Signature(s) of Registered Holder(s) of Liberty Notes	See Instruction 4.

X	Certain signatures must be guaranteed by an eligible institution.

X	Signature(s) guaranteed by an eligible institution:

Dated: , 2020

(The above lines must be signed by the registered holder(s) of Liberty Notes as the name(s) appear(s) on the Liberty Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Liberty Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by Prologis OP, submit evidence satisfactory to Prologis OP of such person’s authority so to act.

Authorized Signature

Title

(Address, Including Zip Code)

(Area Code and Telephone Number)

Dated: , 2020

See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:

(PLEASE PRINT OR TYPE)

Capacity:

Address:
(INCLUDE ZIP CODE)

Area Code and Telephone Number:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS
AND CONSENT SOLICITATIONS

1.             Delivery of Letter of Transmittal.  This Letter of Transmittal is to be completed by holders either if certificates are to be forwarded herewith or if tenders of Liberty Notes are to be made by book-entry transfer to the exchange agent’s account at DTC and instructions are not being transmitted through ATOP.

Certificates for all physically tendered Liberty Notes or a confirmation of a book-entry transfer into the exchange agent’s account at DTC of all Liberty Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein before the Final Expiration Date of the applicable exchange offer.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the applicable exchange offer by causing DTC to transfer Liberty Notes to the exchange agent in accordance with DTC’s ATOP procedures for such transfer prior to the Final Expiration Date of such exchange offer. The exchange agent will make available its general participant account at DTC for the Liberty Notes for purposes of the exchange offers.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the exchange agent. No Letter of Transmittal should be sent to Prologis, Prologis OP, Liberty, Liberty OP, DTC or the dealer managers.

The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

Holders must provide consents to all of the proposed amendments applicable to a particular series of notes or none of them.  A consent purporting to consent only to some of the applicable proposed amendments (or any portion thereof) will not be valid (unless Prologis OP, in its sole discretion, waives the defect in such consent).  Prologis OP reserves the right to accept consents to effect any of the Events of Default Amendments, the Merger Restriction Amendments, the Maintenance of Properties Amendments, the Insurance Amendments, the Payment of Taxes and Other Claims Amendments, the Financial Information Amendments, the Sixth Supplemental Indenture Amendments, the Eighth Supplemental Indenture Amendments or any combination thereof, to the extent that Prologis OP has received the applicable requisite consent, even if Prologis OP has not obtained each of the other requisite consents necessary to effect all of the proposed amendments.

Neither Prologis OP nor the exchange agent is under any obligation to notify any tendering holder of Prologis OP’s acceptance of tendered Liberty Notes prior to the expiration of the exchange offers.

2.             Delivery of Prologis Notes.  Prologis Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of the Liberty Notes Tendered and in Respect of Which a Consent is Given.” Failure to do so will render a tender of Liberty Notes defective and Prologis OP will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Prologis Notes delivered pursuant to the exchange offers and to obtain the information necessary to complete the table.

3.             Amount of Tenders.  Tender instructions for each series of Liberty Notes will be accepted in authorized denominations.  Book-entry transfers to the exchange agent should be made in the exact principal amount of Liberty Notes tendered in respect of which a consent is given.

4.             Signatures on Letter of Transmittal, Instruments of Transfer, Guarantee of Signatures.  For purposes of this Letter of Transmittal, the term “registered holder” means an owner of record as well as any DTC participant that has Liberty Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on this Letter of Transmittal need not be guaranteed if:

•                  this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Liberty Notes and the holder(s) has/have not completed either of the boxes entitled “Special Issuance and Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

•                  the Liberty Notes are tendered for the account of an eligible institution.

An eligible institution is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in such Rule):

•                  a bank;

•                  a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

•                  a credit union;

•                  a national securities exchange, registered securities association or clearing agency; or

•                  a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the Liberty Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

Prologis OP will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your Liberty Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Prologis OP, evidence satisfactory to Prologis OP of their authority so to act must be submitted with this Letter of Transmittal.

Beneficial owners whose tendered Liberty Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such beneficial owners desire to tender such Liberty Notes.

5.             Special Issuance and Delivery Instructions.  If a check is to be issued with respect to the cash due upon exchange for the Liberty Notes tendered hereby to a person or to an address other than as indicated in the table entitled “Description of the Liberty Notes Tendered and in Respect of Which a Consent is Given,” the signer of this Letter of Transmittal should complete the “Special Issuance and Payment Instructions” and/or “Special Delivery Instructions” boxes on this Letter of Transmittal. All Liberty Notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which Liberty Notes were delivered.

6.             Transfer Taxes.  Prologis OP will pay all transfer taxes, if any, applicable to the transfer and sale of Liberty Notes to Prologis OP in the exchange offers. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holders or any other persons, will be payable by the tendering holder.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Liberty Notes tendered by such holder.

7.             U.S. Federal Backup Withholding and Withholding Tax, Tax Identification Number.  U.S. federal income tax law generally requires that a holder of Liberty Notes that is a U.S. person, whose notes are accepted for exchange, provide the exchange agent, as payer, with the holder’s correct taxpayer identification number (“TIN”) or otherwise establish a basis for an exemption from backup withholding. For U.S. holders, this information should be provided on Internal Revenue Service (“IRS”) Form W-9 (or an appropriate substitute form such as the Substitute Form W-9 included herein). In the case of a holder who is an individual, other than a resident alien, the TIN is his or her social security number. For holders other than individuals, the TIN is an employer identification number. Exempt holders, including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements, but must establish that they are so exempt.

If a tendering holder does not provide the exchange agent with its correct TIN or an adequate basis for an exemption or, in the case of a non-U.S. holder, a completed appropriate IRS Form W-8BEN (or other applicable IRS Form W-8), such holder may be subject to backup withholding on payments made in exchange for any Liberty Notes and a penalty imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

To prevent backup withholding, each holder of tendered Liberty Notes must either (1) provide a completed IRS Form W-9 (or an appropriate substitute form such as the Substitute Form W-9 included herein) and indicate either (a) its correct TIN or (b) an adequate basis for an exemption, or (2) provide a completed appropriate IRS Form W-8BEN (or other applicable IRS Form W-8).

Each of Prologis, Prologis OP, Liberty, Liberty OP and their respective affiliates reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

8.             Validity of Tenders.  All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Liberty Notes will be determined by Prologis OP in its sole discretion, which determination will be final and binding. Prologis OP reserves the absolute right to reject any and all tenders of Liberty Notes not in proper form or any Liberty Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. Prologis OP also reserves the absolute right to waive any defect or irregularity in tenders of Liberty Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the exchange offers and consent solicitations (including this Letter of Transmittal and the instructions hereto) by Prologis OP shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Liberty Notes must be cured within such time as Prologis OP shall determine. None of Prologis, Prologis OP, Liberty, Liberty OP, the exchange agent, the information agent, the dealer managers or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Liberty Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Liberty Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Liberty Notes received by the exchange agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Final Expiration Date of the applicable exchange offer or the withdrawal or termination of such exchange offer.

9.             Waiver of Conditions.  Prologis OP reserves the absolute right to amend or waive any of the conditions in any or all of the exchange offers and consent solicitations.

10.          Withdrawal.  Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “The Exchange Offers and Consent Solicitations — Procedures for Consenting and Tendering — Withdrawal of Tenders and Revocation of Corresponding Consents.”

11.          Requests for Assistance or Additional Copies.  Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the information agent at the address and telephone number indicated herein.

In order to tender, a holder of Liberty Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the exchange agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The information agent for the exchange offers and consent solicitations is:

D.F. KING & CO., INC.

48 Wall Street
New York, New York
Attn:  Andrew Beck

Banks and Brokers Call Collect:  212-269-5550
All Others Please Call Toll-free:  800-967-4617

Email: lpt@dfking.com

The exchange agent for the exchange offers and consent solicitations is:

D.F. KING & CO., INC.

By facsimile:
(For Eligible Institutions Only):
212-709-3328

Confirmation by telephone:
212-269-5552

By mail or hand delivery:
48 Wall Street
New York, New York
Attn:  Andrew Beck

The dealer managers for the exchange offers and the solicitation agents for the consent solicitations are:

J.P. Morgan	Mizuho Securities
383 Madison Avenue, 6th Floor	320 Park Avenue, 12th Floor
New York, New York 10179	New York, New York 10022
Attention: Liability Management	Attention: Liability Management
Collect: 1-212-834-3424	Collect: 1-212-205-7736
U.S. Toll-Free: 1-866-834-4666	Toll-Free: 1-866-271-7403

Payee’s Name:
Payee’s Business Name (if different from above):
Payee’s Address:

Mark Appropriate Box:	☐ Limited Liability Company Enter appropriate tax classification ☐ disregarded entity ☐ corporation ☐ partnership	☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 —Exempt Payee Please mark the box at right if you are exempt from backup withholding.	☐ Exempt from backup withholding

Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 3 — Certification

Under penalty of perjury I certify that:

(1)       The number shown on this form is my current taxpayer identification number (or, as indicated in part 4, I am waiting for a number to be issued to me), and

(2)       I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3)        I am a U.S. person (including a U.S. resident alien).

Part 4 — Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

SIGNATURE	DATE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE FROM ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS AND THE CONSENT SOLICITATIONS.